UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2026, reAlpha Tech Corp. (the “Company”) issued a press release regarding its financial results and business highlights for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The Company is making reference to non-U.S. GAAP financial information in the press release. A reconciliation of U.S. GAAP to non-U.S. GAAP results is provided in the attached Exhibit 99.1 press release.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2025 Short -Term Incentive Plan

As previously disclosed on the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), the compensation committee of the Company’s board of directors (the “Compensation Committee”) approved the Company’s 2025 Short-Term Incentive Plan (the “STIP”) on February 4, 2025. The STIP’s existing terms are described in the section titled “Item 11. Executive Compensation – Equity-Based Compensation – 2025 Short Term Incentive Plan” of the Form 10-K, which description is incorporated herein by reference.

On April 23, 2026, the Compensation Committee approved and adopted the amended and restated STIP (the “A&R STIP”), which amends and restates the STIP in its entirety. The amendments effected by the A&R STIP modify the performance targets set forth therein and the method of computation of the issuance value of any performance-based restricted stock unit awards granted thereunder (each, an “Award”). There were no other changes to the STIP in connection with the adoption of the A&R STIP except as described herein.

Generally, participants may earn Awards pursuant to the A&R STIP based on the Company’s achievement of certain pre-determined quarterly performance targets for three different performance target categories for each fiscal quarter, which are approved by the Compensation Committee at the beginning of each fiscal year but may be adjusted on a fiscal quarterly basis at the Compensation Committee’s sole discretion during the fiscal year depending on the Company’s results. Under the A&R STIP, the Compensation Committee approved the following quarterly performance targets: (i) revenue achieved by the Company; (ii) the platform handoff rate, which relates to the efficiency of the post-acquisition integrations, operations functionality, and platform updates to create a product that is closer to end-to-end; and (iii) the quality of corporate development transactions consummated by the Company during the fiscal quarter, as determined in the sole discretion of the Compensation Committee. Further, the A&R STIP provides that the Awards issuable thereunder will have an issuance value computed based on the 10-day volume weighted average closing price of the Company’s common stock, par value $0.001 per share, as reported on The Nasdaq Stock Market LLC, for the ten (10) days prior to and including the applicable grant date of each Award.

The foregoing description of the A&R STIP is not complete and is qualified in its entirety by reference to the full text of the A&R STIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1+	Amended and Restated 2025 Short-Term Incentive Plan.
99.1*	Press Release, dated April 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

+	Agreement with management or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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